UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 23, 2022

(Date of earliest event reported)

MARVELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40357	85-3971597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200

Wilmington, Delaware 19801

(Address of principal executive offices, including Zip Code)

(302) 295-4840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                             Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on June 23, 2022, stockholders voted on the matters set forth below. Each issued common share was entitled to one vote on each of the proposals voted on at the meeting.

1.    The nominees for election to the Board were elected, each for a one-year term until the 2023 Annual Meeting of Shareholders, based upon the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
Sara Andrews	615,401,903	18,886,907	417,022	96,828,020	731,533,852
Tudor Brown	630,243,051	4,024,555	438,226	96,828,020	731,533,852
Brad Buss	570,053,650	64,211,570	440,612	96,828,020	731,533,852
Edward Frank	620,245,144	14,021,964	438,724	96,828,020	731,533,852
Richard S. Hill	632,589,682	1,667,620	448,530	96,828,020	731,533,852
Marachel Knight	633,644,091	632,617	429,124	96,828,020	731,533,852
Matthew J. Murphy	633,686,455	626,959	392,418	96,828,020	731,533,852
Michael Strachan	633,132,035	1,156,249	417,548	96,828,020	731,533,852
Robert E. Switz	604,659,238	29,601,891	444,703	96,828,020	731,533,852
Ford Tamer	632,796,591	1,472,435	436,806	96,828,020	731,533,852

2.    The proposal to approve, on an advisory non-binding basis, the compensation of the Company’s named executive officers, was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE	TOTAL
588,314,184	45,775,680	615,968	96,828,020	731,533,852

3.    The proposal to amend the Marvell Technology, Inc. 2000 Employee Stock Purchase Plan to remove the term of the plan and to remove the annual evergreen feature of the plan:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE	TOTAL
632,570,151	1,634,910	500,771	96,828,020	731,533,852

4.    The proposal to approve the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending January 28, 2023, was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	TOTAL
730,532,821	754,466	246,565	731,533,852

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY, INC.

Date: June 24, 2022	By:	/s/ Mark Casper
Mark Casper
Sr. Vice President and General Counsel